Financial Assets Measured At Fair Value Through Other Comprehensive Income	12 Months Ended
Dec. 31, 2022
Financial assets measured at fair value through other comprehensive income [abstract]
Financial Assets Measured At Fair Value Through Other Comprehensive Income
4	FINANCIAL ASSETS MEASURED AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	2021	2022
	RM	RM	USD
Q uoted shares measured at fair value through other comprehensive income (“FVTOCI”):

At beginning of year	-	34,221,879	7,773,283
Addition	6,398,987	-	-
Fair value adjustment	27,822,892	(21,402,132)	(4,861,359)
At end of year	34,221,879	12,819,747	2,911,924

Quoted
s
hares measured at FVTOCI

Quoted i
nvestment in shares measured at FVTOCI relates to an equity interest of 14.55% (
2021: 14.55%)
in a Treasure Global Inc, an entity that is currently listed on the N asdaq

Stock Market. Hoo Voon Him is also a director in Treasure Global Inc.

The above
quoted
 equity investments are not held for trading. Instead, they are held for medium to long-term strategic purposes. Accordingly, the
Group

has
 elected to designate these investments in equity instruments as at FVTOCI as the
Group
believe that recognising short-term fluctuations in these investments’ fair value in profit or loss would not be consistent with the
Group
’s strategy of holding the investments for long-term purpose and realising their performance potential in long run.

During the financial year December 31, 2021, the fair value of the unquoted investment was determined by the Group using a third-party independent valuation firm not connected to the Group using the income approach and discounted cash flow methodology. The valuation was performed in accordance with International Valuation Standards and set forth in a valuation report dated May 21, 2022. The steps followed in applying a discounted cash flow (“DCF”) method include estimating the expected future cash flows attributable to an entity and converting these cash flows to present value through discounting. This, as assessed by management, will be within the Level 2 of the fair value hierarchy. The Group takes full responsibility for the determination of the value of the unquoted investment.

The significant unobservable inputs used in the fair value measurements categorized within Level 2 of the fair value hierarchy, together with a quantitative sensitivity analysis as at December 31, 2021 are shown below:

Exit Multiple	10% increase (decrease) in the Exit Multiple would result in an increase (decrease) in the fair value by USD5.9 million.
EBITDA margin (% of revenue)	50 basis points increase (decrease) in the EBITDA margin (% of revenue) would result in an increase (decrease) in the fair value by USD 9.2 million.
Weighted Average Cost of Capital (“WACC”)	500 basis points increase (decrease) in the WACC would result in a decrease (increase) in the fair value by USD8.8 million (USD10.6 million).
Discount for Lack of Marketability (“DLOM”)	500 basis points increase (decrease) in the DLOM would result in a decrease (increase) in the fair value by USD3.5 million.